INCOME TAXES	6 Months Ended
Sep. 30, 2025
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 11. INCOME TAXES

Cayman Islands

Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gain. Additionally, upon payments of dividends by the Company in the Cayman Islands to its shareholders, no Cayman Islands withholding tax will be imposed.

Hong Kong

In accordance with the relevant tax laws and regulations of Hong Kong, a company registered in Hong Kong is subject to income taxes within Hong Kong at the applicable tax rate on taxable income. With effect from the year of assessment of 2018/2019, Hong Kong profit tax rates are 8.25% on assessable profits up to $ 256,082 (HK$2,000,000), and 16.5% on any part of assessable profits over $ 256,082 (HK$2,000,000). No income tax expense was recognized for the year as the Company maintained a full valuation allowance against its deferred tax assets. Accordingly, there was no current income tax expense incurred in Hong Kong due to the valuation allowance.

U.S.

The Company’s subsidiary OFA Financial was incorporated in Delaware and is treated as United States corporations for US federal income tax purposes per the Internal Revenue Code (US) and are thereby subject to federal income tax on its worldwide income. The applicable U.S. federal corporate income tax rate is 21%. The Company is exempt from Delaware state corporate income tax as it does not conduct business within the state of Delaware, though it remains subject to the annual Delaware franchise tax.

The Company did not recognize a provision for income taxes for the six months ended September 30, 2025 and 2024.

The Company measures deferred tax assets and liabilities based on the difference between the audited consolidated financial statement and tax bases of assets and liabilities at the applicable tax rates. Components of the Company’s deferred tax asset and liability are as follows as of September 30, 2025 and March 31, 2024:

	As of September 30, 2025	As of March 31,2025

Stock compensation	88,753	-
Net operating loss carryforwards	$348,658	$95,049
Total deferred tax assets	437,411	95,049
Less: valuation allowance	(437,411)	(95,049)
Deferred tax assets, net	$-	$ -

There was no income tax payable as of September 30, 2025 and March 31, 2024.

As of September 30, 2025, the Company had accumulated net operating loss carryforwards with an indefinite carry-forward period of approximately $ 4,088,455

The following table reconciles Hong Kong statutory rates to the Company’s effective tax:

	For the Six Months Ended
	September 30,
	2025	2024
Profit loss before income taxes	$(3,432,452)	$(192,862)
Hong Kong Profits Tax rate	8.25%	8.25%
Income taxes computed at Hong Kong Profits Tax rate	(283,177)	(15,911)
Reconciling items:

Change in valuation allowance	283,177	15,911
Income tax expense	$-	$-

Uncertain tax positions

The Company evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measures the unrecognized benefits associated with the tax positions. As of March 31, 2025 and 2024, the Company did not have any significant unrecognized uncertain tax positions. The Company did not incur any interest and penalties related to potential underpaid income taxes for the six months ended September 30, 2025, and 2024. The Company also does not anticipate any significant increases or decreases in unrecognized tax benefits in the next 12 months from March 31, 2025.